                                                                   EXHIBIT 10.11



                  MODIFICATION AGREEMENT dated 26th day of October 1999

                  Reference is made to the Shareholders' and Subscription Agreement dated 30 September 1999 between CNBC Sports International Limited, Focused Media Limited ("Focused Media"), Beverly Hills Ltd., Inc, Cycad Financial Holdings Limited ("Cycad") and Luna Trading Limited (the "Agreement"), as amended by that certain letter agreement between the same parties dated 1 October 1999 (the "Letter Agreement").

                  Cycad hereby confirms that its board of directors has approved the terms of the Agreement, as amended by the Letter Agreement, so that the condition set forth in Clause 3(a) of the Agreement has been satisfied.

                  The parties hereby agree that, notwithstanding the provisions of the Agreement and the Letter Agreement as amended, payment of the First Subscription Price (as defined in Clause 2.1 of the Agreement) shall be paid to Focused Media in two installments of US$2,500,000 each. The first instalment shall be paid on the First Completion Date (as defined in the Letter Agreement). The second installment shall be paid upon the request of Focused Media's board of directors at any time on or before 31 March 2000 provided that an agreement has been reached for the provision of comprehensive technical services between Focused Media and Unleys (or other comparable organisation), prior to the date the of the request and provided that this agreement will be finalised by not later than 31 December, 1999.


                  /s/ [ILLEGIBLE]               /s/ [ILLEGIBLE]
                  -------------------------     -------------------------

                  For and on behalf of          For and on behalf of

                  Beverly Hills Ltd., Inc.      CNBC Sport International Limited


                  /s/ [ILLEGIBLE]               /s/ [ILLEGIBLE]
                  -------------------------     -------------------------

                  For and on behalf of          For and on behalf of

                  Luna Trading Company          Focused Media Limited
                  Limited


                  /s/ [ILLEGIBLE]
                  -------------------------

                  For and on behalf of

                  Cycad Financial Holdings
                  Limited